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                    As filed with the Securities and Exchange
                          Commission on March 31, 1999

                                                    Registration No. 333-72409
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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                                    FORM 8-A

                          FOR REGISTRATION OF CERTAIN
                         CLASSES OF SECURITIES PURSUANT
                          TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                           RHYTHMS NETCONNECTIONS INC.
             (Exact Name of Registrant as Specified in its Charter)


                  DELAWARE                             33-0747515
          -----------------------                  -------------------
          (State of Incorporation                   (I.R.S. Employer
              or Organization)                     Identification No.)

                            6933 SOUTH REVERE PARKWAY
                            ENGLEWOOD, COLORADO 80112
               (Address of Principal Executive Offices) (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of securities
securities pursuant to                     pursuant to Section 12(g) of
Section 12(b) of the Exchange Act and is   the Exchange Act and is
effective pursuant to General              effective pursuant to General
Instruction A.(c), please check            Instruction A.(d), please
the following box.  / /                    check the following box.  /X/

Securities Act Registration Statement File Number           333-72409
to which this form relates:                              ---------------
                                                         (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                Name of Each Exchange on Which
      to be so Registered                Each Class is to be Registered
      -------------------                ------------------------------
        Not Applicable                           Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

            Common Stock, par value $0.001 per share
   -------------------------------------------------------------
                          (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

See "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (Registration No. 333-72409) filed with the Securities and Exchange Commission (the "Commission") on February 16, 1999 and any amendments to the Registration Statement made prior to the effective date (collectively, the "Registration Statement"), each of which is hereby incorporated herein by reference. The form of Prospectus filed by the Registrant pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into the Registration Statement.

ITEM 2.   EXHIBITS.

          The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified, which have been or will be filed with the Commission:

         1. Form of Restated Certificate of Incorporation of the Company to become effective simultaneously with the completion of the Offering, filed as Exhibit 3.2 to the Company's Registration Statement.

         2. Form of Restated Bylaws of the Company to be effective simultaneously with the completion of the Offering, filed as
               Exhibit 3.4 to the Company's Registration Statement.

         3. Form of Certificate for Common Stock, filed as Exhibit 4.1 to the Company's Registration Statement.

                                       2
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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     RHYTHMS NETCONNECTIONS INC.

Date:  March 31, 1999                By: /s/ Catherine M. Hapka
                                         -------------------------------------
                                         Catherine M. Hapka
                                         President and Chief Executive Officer

                                       3
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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-A

                                      UNDER

                         SECURITIES EXCHANGE ACT OF 1934

                           RHYTHMS NETCONNECTIONS INC.

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                                  EXHIBIT INDEX

The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified, which have been or will be filed with the Commission:


Exhibit
Number    Exhibit
-------   -------
   1.     Form of Restated Certificate of Incorporation of the Company to become effective simultaneously with the completion of the Offering, filed as
          Exhibit 3.2 to the Company's Registration Statement.

   2. Form of Restated Bylaws of the Company to be effective simultaneously with the completion of the Offering, filed as Exhibit 3.4 to the Company's Registration Statement.

   3.     Form of Certificate for Common Stock, filed as Exhibit 4.1 to the
          Company's Registration Statement.
